Exhibit 99.1

Supplemental Financial Report for Quarter Ended June 30, 2016

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

All statements in this document other than statements of historical facts, including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. When used, statements which are not historical in nature, including those containing words such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions, are intended to identify forward-looking statements. We have based forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. This document may also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the statistical and other industry data generated by independent parties contained in this supplement and, accordingly, we cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of our future performance and the future performance of the industries in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described under the headings “Item 1A Risk Factors” in each of our 2015 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarter ended March 31, 2016.  These forward-looking statements are subject to various risks and uncertainties and America First Multifamily Investors, L.P. expressly disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Most, but not all, of the selected financial information furnished herein is derived from the America First Multifamily Investors, L.P.’s (“ATAX” or “Partnership”) consolidated financial statements and related notes prepared in accordance with GAAP and management’s discussion and analysis of financial condition and results of operations included in the Partnership’s reports on Forms 10-K and 10-Q. The Partnership’s annual consolidated financial statements were subject to independent audit, dated March 3, 2016. The second quarter 2016 Form 10-Q materials are dated August 5, 2016 and the Partnership does not undertake to update the materials after that date.

Disclosure Regarding Non-GAAP Measures

This document refers to certain financial measures that are identified as non-GAAP. We believe these non-GAAP measures are helpful to investors because they are the key information used by management to analyze our operations. This supplemental information should not be considered in isolation or as a substitute for the related GAAP measures.

Please see the consolidated financial statements we filed with the Securities and Exchange Commission on Forms 10-K and 10-Q which include a reconciliation of the Partnership to consolidated financial statements in the capital and liquidity section.  Our GAAP consolidated financial statements can be located upon searching for the Partnership’s filings at www.sec.gov.

PARTNERSHIP FINANCIAL INFORMATION

TABLE OF CONTENTS

Pages
Supplemental Letter from the CEO	4-5
Quarterly Fact Sheet	6
Financial Performance Trend Graphs	7-9
Key Facts about America First Multifamily Investors, LP	10
Partnership Financial Statements	11-13
Partnership Financial Measures	14-16
Occupancy Data	17-18

AMERICA FIRST MULTIFAMILY INVESTORS L.P.

SUPPLEMENTAL LETTER FROM THE CEO

We are pleased by the results of our operations, the net income we have reported, and our Cash Available for Distribution (“CAD”) for the second quarter of 2016.

Highlights of our second quarter of 2016 results, compared to the second quarter of 2015, are as follows:

•	Total revenue increased approximately 9.0% to $14.9 million as compared to $13.7 million
•	Net Income, basic and diluted, increased approximately 25% to $0.15 per unit as compared to $0.12 per unit
•	Ratio of debt to total assets at par and cost (“leverage ratio”) increased to 62% as compared to 61%, and
•	CAD increased to approximately 25% to $12.2 million ($0.20 per unit), compared to $9.7 million ($0.16 per unit)

Additional notable transactions which occurred during the second quarter of 2016 and contributed to the $0.20 CAD per unit were:

•	Sale of Arboretum, an MF Property, for a gain of approximately $8.3 million (net of taxes) and
•	Additional $13.9 million capital from the sale of the Series A Redeemable Preferred Units.

We continue to execute on our strategy of “fine tuning” our assets owned and continue to enhance our relationships with our business partners and Unitholders. This has allowed us to report positive results in net income, basic and diluted, and CAD for the second quarter of 2016.

We are very proud of our history of paying distributions to our Unitholders. For over 30 years, the general partner of the general partner of ATAX has remained committed to paying distributions to the Unitholders of our Partnership.  We have not missed a regularly scheduled distribution since we have been listed as a publicly traded company on the NASDAQ market, in 1986.

4

As a management team, we remain disciplined in our investment strategy and diligent in our pursuit of market opportunities as they present themselves.

It has been a privilege to work with the many skilled and dedicated members of our Partnership team and an experienced team that comprise our Board of Managers.   We are encouraged by the Partnership’s direction and look forward to discussing our third quarter of 2016 results in the near future.

Chad Daffer, Chief Executive Officer

5

SECOND QUARTER 2016 FACT SHEET

PARTNERSHIP DETAILS
(As of June 30, 2016)
Symbol (NASDAQ)	ATAX
Annual Distribution	$0.50
Price	$5.48
Yield	9.1%
Units Outstanding	60,252,928
Market Capitalization	$330,186,045
52 week range of stock price	$4.51 to $5.66

Partnership Financial Information for the Quarter
Ended June 30, 2016

(amounts in thousands, except per unit)

Total Revenue	$14,933
Net Income - ATAX	$11,006
Cash Available for Distribution (“CAD”)[1]	$12,163
Total Assets	$945,689
Ratio of Debt to Total Assets at Par and Cost	62%
CAD, per unit	$0.20
Distribution Declared per unit2	$0.125

We were formed for the primary purpose of acquiring a portfolio of mortgage revenue bonds that are issued to provide construction and/or permanent financing of multifamily residential properties.  We continue to expect most of the interest paid on these bonds is excludable from gross income for federal income tax purposes. Our business objectives are to (i) preserve and protect our capital (ii) provide regular cash distributions, and (iii) generate additional returns from appreciation of real estate or the opportunistic sale of the asset investments to our Unitholders. We also invest in other securities which 1) if not secured by a direct or indirect interest in a property must be rated in one of the four highest rating categories by at least one nationally recognized securities rating agency and 2) cannot be more than 25% of our total assets at acquisition. We have also acquired interests in multifamily apartments (“MF Properties”) in order to position ourselves for future investments in mortgage revenue bonds issued to finance these properties.

[1]

Management utilizes a calculation of Cash Available for Distribution (“CAD”) as a means to determine our ability to make distributions to Unitholders. This is a non-GAAP financial measure and reconciliation of our GAAP net income to its CAD is provided on page 14 of the Supplement herein.

[2]

The most recent distribution was paid on July 28, 2016 for Unit holders of record as of June 30, 2016. The distribution is payable to Unit holders of record as of the last business day of the quarter end and ATAX trades ex-dividend two days prior to the record date, with a payable date of the last business day of the subsequent month.

6

REVENUE and OTHER INCOME TRENDS

Revenue and other income increased due to our acquisition of mortgage revenue bonds and the sale of MF Properties.

Highlighted transactions recorded during the past eight quarters include the following:

•

During the second quarter of 2016, we recognized a gain of approximately $8.3 million, net of tax, on the sale of the Arboretum, an MF Property, and contingent interest income of approximately $45,000,

•	During the first quarter of 2016, we recognized contingent interest income of approximately $174,000,
•	During the fourth quarter of 2015, we recognized contingent interest and note interest income of approximately $6.2 million from the sale of the Consolidated VIEs,
•	During the third quarter of 2015, we recognized a gain of approximately $1.2 million on the sale of Glynn Place, an MF Property,
•	During the second quarter of 2015, we recognized a gain of approximately $3.4 million on the sale of The Colonial, an MF Property, and
•	During the third quarter of 2014, we recognized approximately $188,000 of guarantee fee income related to the Greens Property.

7

PERFORMANCE TRENDS

In general, CAD1 has remained relatively consistent over the past eight quarters absent the contribution from highlighted transactional events.

•

In 2016, we realized approximately $219,000 of contingent interest, of which $55,000 was due the General Partner. In addition, we realized a gain of approximately $8.3 million, net of tax, from the sale of the Arboretum, of which approximately $2.1 million was due the General Partner.

•

In 2015, we realized approximately $4.8 million of contingent interest, of which approximately $1.2 million was due the General Partner. In addition, we reported the sale of Glynn Place and The Colonial which resulted in gains of approximately $1.2 million and $3.4 million, respectively, of which approximately $297,000 and $854,000, respectively, was due the General Partner. There was approximately $7.0 million that was allocated to the Unitholders.

•	In 2014, we recognized Tier 2 income of approximately $873,000, of which approximately $218,000 was due the General Partner.

[1]

Management utilizes a calculation of Cash Available for Distribution (“CAD”) as a means to determine our ability to make distributions to Unitholders. This is a non-GAAP financial measure and reconciliation of our GAAP net income to its CAD is provided on page 14 of the Supplement herein.

8

LEVERAGE RATIOS

Our operating policy on
leverage is:

•   To maintain leverage of between 75% and 85% of the mortgage revenue bonds’ par value due to longer term TOB and TEBS facilities and credit enhancements.

•   For investment grade rated assets, which are the PHC certificates, the policy allows for more consistent leverage percentages since those asset classes are rated. Our policy is to have leverage on average at 80% of the par value for these investment classes.

•   Our policy regarding mortgages on MF Properties is to look at a supportable loan given standard parameters of LTV and Debt Service Coverage. Mortgages are utilized as interim leverage while consideration is given to the use of longer term debt financing.

•	The overall target leverage ratio of the Partnership is 65%.

Weighted Average Cost of Debt	Period End Rate	Period End Rate
	30-Jun-16	31-Dec-15
TEBS Financing	1.81%	1.51%
TOB Secured Financing	3.59%	3.26%
Mortgages payable and other secured financing	3.72%	3.57%

1	Amounts shown are at par and cost.

9

OTHER PARTNERSHIP INFORMATION

Corporate Office:		Transfer Agent:

1004 Farnam Street		American Stock Transfer & Trust Company
Suite 400		59 Maiden Lane
Omaha, NE 68102		Plaza Level
Phone:	402-444-1630	New York, NY 10038
Investor Services	402-930-3098	Phone: 718-921-8124
Fax:	402-930-3047	888-991-9902
Web Site:	www.ataxfund.com	Fax: 718-236-2641
Ticker Symbol:	ATAX

Corporate Counsel:	Independent Accountants:
Barnes & Thornburg LLP	PwC
11 S. Meridian Street	1 North Wacker Drive
Indianapolis, IN 46204	Chicago, Illinois 60606

Burlington Capital LLC, General Partner of the General Partner for

ATAX - Board of Managers

Michael B. Yanney	Chairman Emeritus of the Board
Lisa Y. Roskens	Chairman of the Board
Mariann Byerwalter	Manager
Dr. William S. Carter	Manager
Patrick J. Jung	Manager
George Krauss	Manager
Dr. Gail Yanney	Manager
Walter K. Griffith	Manager
Senator Michael Johanns	Manager

Corporate Officers

Chief Executive Officer – Chad Daffer

Chief Financial Officer – Craig S. Allen

10

Partnership Financial Statements and Information Schedules

AMERICA FIRST MULTIFAMILY INVESTORS, L.P. BALANCE SHEETS

	June 30, 2016	December 31, 2015
	Unaudited	Audited
Assets
Cash and cash equivalents	$43,013,538	$17,035,782
Restricted cash	9,563,167	8,950,374
Interest receivable	5,781,748	5,220,859
Mortgage revenue bonds, held in trust	587,291,915	536,316,481
Mortgage revenue bonds	61,105,457	47,366,656
Public housing capital fund trusts	62,180,059	60,707,290
Mortgage-backed Securities	-	14,775,309
Real estate assets:
Land and improvements	14,946,348	16,622,345
Buildings and improvements	105,768,345	124,906,654
Real estate assets before accumulated depreciation	120,714,693	141,528,999
Accumulated depreciation	(13,682,124)	(14,532,168)
Net real estate assets	107,032,569	126,996,831
Investment in equity interest	3,463,215	-
Property loans	28,603,951	22,775,709
Assets held for sale	13,745,698	14,020,559
Other assets	23,907,596	12,944,633
Total Assets	$945,688,913	$867,110,483

Liabilities
Accounts payable, accrued expenses and other liabilities	$6,546,162	$5,667,948
Income taxes payable	4,100,000	-
Distribution payable	9,683,408	8,759,343
Unsecured lines of credit	23,997,000	17,497,000
Debt financing	430,063,339	451,496,716
Mortgages payable and other secured financing	52,067,325	69,247,574
Derivative swap, at fair value	2,647,457	1,317,075
Total Liabilities	529,104,691	553,985,656
Redeemable preferred units	23,819,869	-
Partners' Capital
General Partner	1,195,475	399,077
Beneficial Unit Certificate holders	391,563,505	312,720,264
Total Partners' Capital	392,758,980	313,119,341
Noncontrolling interest	5,373	5,486
Total Capital	392,764,353	313,124,827
Total Liabilities and Partners' Capital	$945,688,913	$867,110,483

12

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

PARTNERSHIP INCOME STATEMENTS

(unaudited)

	For The Three Months	For The Three Months	For The Six Months	For The Six Months
	Ended June 30, 2016	Ended June 30, 2015	Ended June 30, 2016	Ended June 30, 2015
Revenues:
Investment income	$9,009,907	$9,388,661	$18,167,141	$17,368,445
Property revenues	4,994,868	4,086,061	10,068,972	8,388,362
Contingent interest income	45,000	-	219,396	-
Other interest income	883,346	227,383	1,397,471	451,923
Total Revenues	14,933,121	13,702,105	29,852,980	26,208,730
Expenses:
Real estate operating (exclusive of items shown below)	2,369,455	2,275,275	5,006,132	4,746,305
Provision for loss on receivables	-	98,431	-	98,431
Impairment expense	61,506	-	61,506	-
Depreciation and amortization	1,806,732	1,436,585	3,931,630	2,890,764
Amortization of deferred financing costs	392,493	306,732	924,680	645,331
Interest	4,322,054	2,993,134	9,092,189	6,929,310
General and administrative	2,764,981	2,026,115	5,097,352	3,833,596
Total Expenses	11,717,221	9,136,272	24,113,489	19,143,737
Other Income:
Gain on sale of MF Properties	12,442,929	3,417,462	12,442,929	3,417,462
Gain on sale of securities	-	-	8,097	-
Income before income taxes	15,658,829	7,983,295	18,190,517	10,482,455
Income tax expense	4,653,000	-	4,653,000	-
Income from continuing operations	11,005,829	7,983,295	13,537,517	10,482,455
Income from discontinued operations	-	238,287	-	262,715
Net income before noncontrolling interest	11,005,829	8,221,582	13,537,517	10,745,170
Loss attributable to noncontrolling interest	(101)	311	(113)	(580)
Net income - ATAX Partnership	$11,005,930	$8,221,271	$13,537,630	$10,745,750

Net Income	11,005,930	8,221,271	13,537,630	10,745,750
Redeemable preferred unit distribution and accretion	(124,982)	-	(126,666)	-
Net income available to Partners and noncontrolling interest	$10,880,948	$8,221,271	$13,410,964	$10,745,750

Selected Segment Data (Partnership):
Revenue and Other Income
Mortgage Revenue Bond Investments	$8,790,823	$8,678,337	$17,577,974	$15,996,898
MF Properties	17,437,797	4,086,061	22,511,901	8,388,362
Public Housing Capital Fund Trusts	722,990	784,846	1,453,892	1,517,749
MBS Securities Investments	-	152,861	48,755	305,721
Other Investments	424,440	-	711,484	-
Total Revenue and Other Income	$27,376,050	$13,702,105	$42,304,006	$26,208,730
Total Expenses:
Mortgage Revenue Bond Investments	$6,570,100	$4,421,570	$13,326,958	$9,390,609
MF Properties	9,465,475	948,318	14,807,382	5,644,260
Public Housing Capital Fund Trusts	334,545	308,033	635,265	611,788
MBS Securities Investments	-	41,200	(3,229)	79,038
Other Investments	-	-	-	-
Total	$16,370,120	$5,719,121	$28,766,376	$15,725,695
Net Income (loss) from continuing operations:
Mortgage Revenue Bond Investments	$2,220,723	$4,256,767	$4,251,016	$6,606,289
MF Properties	7,972,322	3,137,743	7,704,519	2,744,102
Public Housing Capital Fund Trusts	388,445	476,813	818,627	905,961
MBS Securities Investments	-	111,661	51,984	226,683
Other Investments	424,440	-	711,484	-
Income from continuing operations	$11,005,930	$7,982,984	$13,537,630	$10,483,035

13

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

PARTNERSHIP CASH AVAILABLE FOR DISTRIBUTION AND OTHER PERFORMANCE MEASURES

FOR THE THREE MONTHS ENDED

The following table, a reconciliation of the Partnership’s GAAP net income to its CAD:

	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Partnership Only net income	$3,473,061	$2,236,621	$2,670,645	$8,153,317	$2,514,338	$9,549,326	$2,531,700	$11,005,930
Change in fair value of derivatives and interest rate derivative amortization	153,810	1,239,632	899,873	(198,743)	1,254,564	(153,039)	1,110,407	531,389
Depreciation and amortization expense (Part	1,595,360	1,818,169	1,794,814	1,743,317	1,829,026	2,760,643	2,124,898	1,806,732
Impairment expense	-	-	-	-	-	-	-	61,506
Amortization of deferred financing costs	-	-	-	-	-	-	532,187	392,493
Deferred income taxes	-	-	-	-	-	-	-	553,000
Redeemable preferred unit distribution and a	-	-	-	-	-	-	(1,684)	(124,982)
Bond purchase discount accretion (net of
cash received)	1,902	140,296	18,899	729,672	380,644	171,717	34,696	33,668
Developer income	487,948	-	-	18,159	-	-	-	-
Tier 2 Income distributable to the General
Partner	-	(10,000)	-	(854,365)	(296,952)	(1,187,639)	(43,599)	(2,096,982)
Provision for loan loss	75,000	-	-	-	-	-	-	-
Provision for loss on receivable	-	-	-	98,431	(98,431)	-	-	-
Amortization related to discontinued
operations	-	-	-	2,029	2,023	3,380	-	-
CAD	$5,787,081	$5,424,718	$5,384,231	$9,691,817	$5,585,212	$11,144,388	$6,288,605	$12,162,754

Weighted average number of units outstanding, basic and diluted	60,252,928	60,252,928	60,252,928	60,252,928	60,252,928	60,252,928	60,252,928	60,252,928

Partnership Only:
Net income, basic and diluted, per unit	$0.06	$0.04	$0.04	$0.12	$0.04	$0.14	$0.04	$0.15
CAD per unit	$0.10	$0.09	$0.09	$0.16	$0.09	$0.19	$0.10	$0.20
Distributions declared, per unit	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125

Note: For the year ended   December 31, 2015, taxable income was approximately 6% of the total of taxable and tax-exempt interest income on the Partnership’s tax return. In addition, income subject to Alternative Minimum Tax was approximately 11% of the tax-exempt income.   A Unitholder of ATAX   who   had ownership for the full 2015 year would have seen a similar   break   out   of their   income on their   2015 tax form K-1.

14

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MORTGAGE REVENUE BOND INVESTMENT SCHEDULE JUNE 30, 2016

Property Name	Location	Maturity Date	Base Interest Rate	Principal Outstanding	Estimated Fair Value
Arbors at Hickory Ridge	Memphis, TN	12/1/2049	6.25%	$11,405,844	$14,644,974
Ashley Square	Des Moines, IA	12/1/2025	6.25%	5,069,000	5,931,753
Avistar on the Boulevard - Series A	San Antonio, TX	3/1/2050	6.00%	16,344,793	20,514,761
Avistar at Chase Hill - Series A	San Antonio, TX	3/1/2050	6.00%	9,890,950	12,174,706
Avistar at the Crest - Series A	San Antonio, TX	3/1/2050	6.00%	9,594,222	12,041,948
Avistar (February 2013 Acquisition) - Series B (3 Bonds)	San Antonio, TX	4/1/2050	9.00%	2,163,399	2,648,345
Avistar at the Oaks - Series A	San Antonio, TX	8/1/2050	6.00%	7,744,004	9,673,744
Avistar in 09 - Series A	San Antonio, TX	8/1/2050	6.00%	6,686,648	8,352,903
Avistar on the Hills - Series A	San Antonio, TX	8/1/2050	6.00%	5,350,313	6,727,670
Avistar (June 2013 Acquisition) - Series B (3 Bonds)	San Antonio, TX	9/1/2050	9.00%	1,007,473	1,240,643
Avistar at the Parkway - Series A	San Antonio, TX	5/1/2052	6.00%	13,300,000	15,364,647
Avistar at the Parkway - Series B	San Antonio, TX	6/1/2052	12.00%	125,000	133,892
Bella Vista	Gainesville, TX	4/1/2046	6.15%	6,365,000	8,202,512
Bridle Ridge	Greer, SC	1/1/2043	6.00%	7,565,000	9,801,819
Brookstone	Waukegan, IL	5/1/2040	5.45%	9,123,283	10,313,552
Bruton Apartments	Dallas, TX	8/1/2054	6.00%	18,145,000	21,770,651
Columbia Gardens	Columbia, SC	12/1/2050	5.50%	15,000,000	16,358,918
Companion at Thornhill Apartments	Lexington, SC	1/1/2052	5.80%	11,500,000	14,505,857
Concord at Gulfgate - Series A	Houston, TX	2/1/2032	6.00%	17,060,000	20,226,706
Concord at Gulfgate - Series B	Houston, TX	3/1/2032	12.00%	2,125,000	2,401,129
Concord at Little York - Series A	Houston, TX	2/1/2032	6.00%	12,480,000	14,796,547
Concord at Little York - Series B	Houston, TX	3/1/2032	12.00%	960,000	1,084,741
Concord at Williamcrest - Series A	Houston, TX	2/1/2032	6.00%	18,020,000	21,688,443
Concord at Williamcrest - Series B	Houston, TX	3/1/2032	12.00%	2,800,000	3,163,838
Copper Gate Apartments	Lafayette, IN	12/1/2029	6.25%	5,185,000	6,479,228
Cross Creek	Beaufort, SC	3/1/2049	6.15%	8,301,613	10,177,513
Crossing at 1415 - Series A	San Antonio, TX	12/1/2052	6.00%	7,590,000	8,785,547
Crossing at 1415 - Series B	San Antonio, TX	1/1/2053	12.00%	335,000	366,561
Decatur Angle	Fort Worth, TX	1/1/2054	5.75%	23,000,000	26,680,548
Glenview - Series A	Cameron Park, CA	12/1/2031	5.75%	4,670,000	5,168,774
Greens of Pine Glen - Series A	North Carolina	10/1/2047	6.50%	8,252,000	10,616,424
Greens of Pine Glen - Series B	North Carolina	10/1/2047	9.00%	941,887	1,187,170
Harden Ranch - Series A	Salinas, CA	3/1/2030	5.75%	6,944,405	8,171,651
Heights at 515 - Series A	San Antonio, TX	12/1/2052	6.00%	6,435,000	7,448,616
Heights at 515 - Series B	San Antonio, TX	1/1/2053	12.00%	510,000	558,048
Heritage Square - Series A	Edinburg, TX	9/1/2051	6.00%	11,185,000	13,947,703
Lake Forest Apartments	Daytona Beach, FL	12/1/2031	6.25%	8,705,000	10,747,441
Live 929	Baltimore, MD	7/1/2049	5.78%	40,120,000	53,283,085
Montclair - Series A	Lemoore, CA	12/1/2031	5.75%	2,530,000	2,870,097
Ohio Bond - Series A	Ohio	6/1/2050	7.00%	14,263,000	19,277,838
Ohio Bond - Series B	Ohio	6/1/2050	10.00%	3,556,140	4,521,370
Pro Nova - 2014A	Knoxville, TN	5/1/2034	6.00%	10,000,000	11,825,200
Renaissance - Series A	Baton Rouge, LA	6/1/2050	6.00%	11,400,429	14,231,208
Runnymede	Austin, TX	10/1/2042	6.00%	10,300,000	12,664,880
Santa Fe - Series A	Hesperia, CA	12/1/2031	5.75%	3,065,000	3,529,138
Seasons at Simi Valley - Series A-1	Simi Valley, CA	9/1/2032	5.75%	4,376,000	5,197,220
Seasons at Simi Valley - Series A-2	Simi Valley, CA	9/1/2017	5.50%	1,944,000	2,003,675
Silver Moon - Series A	Albuquerque, NM	8/1/2055	6.00%	7,958,913	9,785,750
Southpark	Austin, TX	12/1/2049	6.13%	13,560,000	18,377,054
Sycamore Walk - Series B-1	Bakersfield, CA	1/1/2033	5.25%	3,632,000	4,117,784
Sycamore Walk - Series B-2	Bakersfield, CA	1/1/2018	5.50%	1,815,000	1,741,021
The Palms at Premier Park	Columbia, SC	1/1/2050	6.25%	19,915,355	25,205,401
Tyler Park Townhomes	Greenfield, CA	1/1/2030	5.75%	6,052,204	6,613,842
Vantage at Judson	San Antonio, TX	2/1/2053	9.00%	26,457,837	32,926,118
Vantage at Harlingen	San Antonio, TX	9/1/2053	9.00%	24,575,000	29,836,111
Westside Village Market	Shafter, CA	1/1/2030	5.75%	3,955,103	4,341,617
Willow Run	Columbia, SC	12/1/2050	5.50%	15,000,000	16,342,214
Woodlynn Village	Maplewood, MN	11/1/2042	6.00%	4,331,000	5,606,826
				$530,686,815	$648,397,372

OTHER INVESTMENTS JUNE 30, 2016

	Weighted	Weighted Avg.	Principal	Estimated
Name	Average Lives	Coupon Rate	Outstanding	Fair Value
Public Housing Capital Fund Trust Certificate I	8.81	5.37%	$24,923,137	$28,754,322
Public Housing Capital Fund Trust Certificate II	8.17	4.30%	11,465,660	11,934,835
Public Housing Capital Fund Trust Certificate III	9.31	5.42%	20,898,432	21,490,902
			$57,287,229	$62,180,059

15

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MORTGAGE REVENUE BOND INVESTMENT SCHEDULE DECEMBER 31, 2015

		Maturity	Base Interest	Principal	Estimated
Arbors at Hickory Ridge	Memphis, TN	12/1/2049	6.25%	$11,450,000	$13,333,165
Ashley Square	Des Moines, IA	12/1/2025	6.25%	5,099,000	5,607,163
Avistar at Chase Hill - Series A	San Antonio, TX	3/1/2050	6.00%	9,935,552	11,068,576
Avistar at the Crest - Series A	San Antonio, TX	3/1/2050	6.00%	9,637,485	10,938,709
Avistar at the Oak - Series A	San Antonio, TX	8/1/2050	6.00%	7,777,936	8,618,095
Avistar at the Parkway - Series A	San Antonio, TX	5/1/2052	6.00%	13,300,000	13,630,251
Avistar in 09 - Series A	San Antonio, TX	8/1/2050	6.00%	6,715,948	7,441,393
Avistar on the Boulevard - Series A	San Antonio, TX	3/1/2050	6.00%	16,418,497	18,290,820
Avistar on the Hill - Series A	San Antonio, TX	8/1/2050	6.00%	5,373,756	6,066,852
Bella Vista	Gainesville, TX	4/1/2046	6.15%	6,430,000	7,196,135
Bridle Ridge	Greer, SC	1/1/2043	6.00%	7,595,000	8,412,222
Brookstone	Waukegan, IL	5/1/2040	5.45%	9,168,742	8,904,871
Bruton Apartments	Dallas, TX	8/1/2054	6.00%	18,145,000	20,046,839
Columbia Gardens	Columbia, SC	12/1/2050	5.50%	15,000,000	15,224,597
Concord at Gulfgate - Series A	Houston, TX	2/1/2032	6.00%	17,060,000	17,912,612
Concord at Little York - Series A	Houston, TX	2/1/2032	6.00%	12,480,000	13,168,441
Concord at Williamcrest - Series A	Houston, TX	2/1/2032	6.00%	18,020,000	19,202,543
Copper Gate	Layfayette, IN	12/1/2029	6.25%	5,185,000	5,801,341
Cross Creek Apartments	Beaufort, SC	3/1/2049	6.15%	8,343,321	9,034,294
Crossing at 1415 - Series A	San Antonio, TX	12/1/2052	6.00%	7,590,000	7,798,523
Decatur-Angle	Forth Worth, TX	1/1/2054	5.75%	23,000,000	24,582,083
Glenview - Series A	Cameron Park, CA	12/1/2031	5.75%	4,670,000	4,880,572
Greens of Pine Glen - Series A	North Carolina	5/1/2042	6.50%	8,294,000	9,432,270
Harden Ranch - Series A	Salinas, California	3/1/2030	5.75%	6,960,000	7,628,981
Heights at 515 - Series A	San Antonio, TX	12/1/2052	6.00%	6,435,000	6,611,791
Heritage Square - Series A	Edinberg. TX	9/1/2051	6.00%	11,185,000	11,458,488
Lake Forest Apartments	Daytona Beach, FL	12/1/2031	6.25%	8,766,000	9,943,745
Live 929 Apartments	Baltimore, MD	7/1/2049	5.78%	40,175,000	46,631,412
Montclair - Series A	Lemoore, CA	12/1/2031	5.75%	2,530,000	2,644,079
Ohio Bond - Series A	Ohio	6/1/2050	7.00%	14,311,000	17,001,867
Pro Nova - 2014-1	Knoxville. TN	5/1/2034	6.00%	10,000,000	10,813,700
Pro Nova - 2014-2	Knoxville. TN	5/1/2025	5.25%	9,295,000	9,748,689
Renaissance - Series A	Baton Rouge, LA	6/1/2050	6.00%	11,450,959	12,684,036
Runnymede	Austin, TX	10/1/2042	6.00%	10,350,000	11,950,938
Santa Fe - Series A	Hesperia, CA	12/1/2031	5.75%	3,065,000	3,219,067
Seasons at Simi Valley - Series A-1	Simi Valley, CA	9/1/2032	5.75%	4,376,000	4,723,263
Silver Moon - Series A	Alburqueque, NM	8/1/2055	6.00%	7,983,811	9,230,160
Southpark	Austin, TX	12/1/2049	6.13%	13,560,000	15,790,756
Sycamore Walk - Series B-1	Bakersfield, CA	1/1/2033	5.25%	3,632,000	3,632,000
The Palms at Premier Park	Columbia, SC	1/1/2050	6.25%	20,001,272	22,506,363
Tyler Park Townhomes - Series A	Greenfield, CA	1/1/2030	5.75%	6,075,000	6,562,209
Vantage at Harlingen	San Antonio, TX	9/1/2053	9.00%	24,575,000	26,340,139
Vantage at Judson	San Antonio, TX	2/1/2053	9.00%	26,540,000	29,153,606
Westside Village - Series A	Shafter, CA	1/1/2030	5.75%	3,970,000	4,172,340
Willow Run	Columbia, SC	12/1/2050	5.50%	15,000,000	15,224,591
Woodlynn Village	Maplewood, MN	11/1/2042	6.00%	4,351,000	4,817,471
Other Series B Bonds	Multiple	Multiple	Multiple	23,469,221	24,601,079
Total Mortgage Revenue Bonds				$534,745,500	$583,683,137

OTHER INVESTMENTS DECEMBER 31, 2015

	Weighted	Weighted Avg.	Principal	Estimated
Name	Average Lives	Coupon Rate	Outstanding	Fair Value
Public Housing Capital Fund Trust Certificate I	9.25	5.33%	$25,980,780	$28,756,827
Public Housing Capital Fund Trust Certificate II	8.67	4.29%	11,465,660	11,447,430
Public Housing Capital Fund Trust Certificate III	9.81	5.42%	20,898,432	20,503,033
			$58,344,872	$60,707,290

	Weighted Avg.	Weighted Avg.
Mortgage-backed Securities (Agency Rating)	Maturity Date	Coupon Rate
"AAA"	7/1/2032	4.60%	$5,000,000	$5,017,700
"AA"	7/9/2036	4.20%	9,765,000	9,757,609
			$14,765,000	$14,775,309

16

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MORTGAGE BOND PROPERTIES PHYSICAL OCCUPANCY

	Total	Percentage of Occupied Units by Quarter
	Number	September	December	March	June	September	December	March	June
Property Name	of Units	30, 2014	31, 2014	31, 2015	30, 2015	30, 2015	31, 2015	31, 2016	30, 2016

Mortgage Bond Properties
Arbors at Hickory Ridge	348	93%	93%	96%	93%	88%	87%	90%	94%
Ashley Square Apartments	144	94%	94%	92%	98%	94%	95%	95%	97%
Avistar at Chase Hill [1]	232	92%	90%	94%	97%	91%	89%	88%	87%
Avistar at the Crest [1]	200	98%	92%	97%	98%	98%	96%	97%	95%
Avistar at the Oaks [1]	156	87%	91%	94%	96%	93%	91%	96%	93%
Avistar at the Parkway [4]	236	n/a	n/a	n/a	76%	63%	47%	44%	70%
Avistar in 09 [1]	133	96%	96%	96%	95%	95%	95%	95%	98%
Avistar on the Boulevard [1]	344	97%	95%	92%	92%	95%	92%	92%	94%
Avistar on the Hills [1]	129	95%	95%	96%	98%	95%	95%	97%	97%
Bella Vista Apartments	144	96%	98%	99%	97%	95%	96%	94%	99%
Bridle Ridge Apartments	152	98%	98%	100%	98%	97%	99%	99%	99%
Brookstone Apartments	168	95%	98%	99%	99%	99%	99%	100%	98%
Bruton Apartments [3]	264	n/a	n/a	n/a	n/a	n/a	n/a	14%	27%
Columbia Gardens [3]	188	n/a	n/a	n/a	n/a	n/a	86%	83%	78%
Concord at Gulfgate [3]	288	n/a	n/a	89%	83%	78%	75%	84%	92%
Concord at Little York [3]	276	n/a	n/a	85%	76%	72%	67%	77%	90%
Concord at Williamcrest [3]	288	n/a	n/a	86%	77%	74%	73%	86%	95%
Copper Gate [1]	128	96%	95%	95%	93%	95%	96%	96%	98%
Cross Creek Apartments	144	96%	94%	92%	94%	96%	94%	94%	98%
Crossing at 1415 [3]	112	n/a	n/a	n/a	n/a	n/a	73%	51%	37%
Decatur Angle [4]	302	na	na	na	na	na	na	57%	97%
Glenview Apartments [3]	88	n/a	97%	99%	97%	98%	100%	98%	100%
Greens of Pine Glen	168	87%	93%	93%	93%	95%	96%	96%	96%
Harden Ranch [3]	100	95%	99%	99%	99%	97%	96%	98%	100%
Heights at 515 [3]	96	n/a	n/a	n/a	n/a	n/a	82%	65%	63%
Heritage Square [3]	204	85%	81%	67%	66%	73%	91%	96%	96%
Lake Forest Apartments	240	94%	95%	96%	88%	95%	97%	88%	90%
Live 929 Apartments 2 & 3	575	96%	97%	92%	89%	91%	92%	91%	81%
Montclair Apartments [3]	80	n/a	96%	98%	96%	100%	96%	99%	100%
Ohio Properties	362	97%	96%	95%	96%	97%	96%	98%	95%
Palms at Premier Park [3]	240	92%	95%	90%	95%	91%	93%	94%	98%
Renaissance Gateway	208	94%	93%	100%	96%	93%	96%	96%	98%
Runnymede Apartments	252	96%	97%	98%	97%	96%	98%	99%	99%
Santa Fe Apartments [3]	89	n/a	99%	100%	100%	97%	99%	98%	97%
Seasons at Simi Valley [3]	69	n/a	n/a	n/a	n/a	100%	100%	99%	100%
Silver Moon [3]	151	n/a	n/a	n/a	83%	97%	95%	88%	91%
South Park Ranch Apartments	192	99%	99%	100%	99%	100%	100%	100%	98%
Sycamore Walk [3]	112	n/a	n/a	n/a	n/a	n/a	98%	100%	98%
Thornhill	178	n/a	n/a	n/a	n/a	n/a	n/a	98%	99%
Tyler Park Apartments [3]	88	99%	99%	98%	100%	100%	98%	99%	100%
Vantage at Harlingen [4]	288	n/a	n/a	n/a	70%	81%	82%	78%	86%
Vantage at Judson	288	91%	90%	91%	92%	92%	89%	91%	93%
Westside Village [3]	81	96%	96%	100%	100%	100%	100%	99%	99%
Willow Run [3]	200	n/a	n/a	n/a	n/a	n/a	92%	88%	88%
Woodlynn Village	59	86%	86%	93%	98%	98%	100%	97%	100%
	8,784

[1]	Mortgage bond secured by this property was acquired in 2013. The rehabilitation construction was completed in the third quarter of 2014.
[2]	Student housing facility - number of units equals number of beds. Occupancy is lower in the summer months.
[3]	Mortgage bonds were acquired in the quarter the occupancy began to be reported.
[4]	The Property’s construction is complete and is in the stabilization stage and lease-up.

17

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MF PROPERTIES PHYSICAL OCCUPANCY

	Total	Percentage of Occupied Units
	Number	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,
Property Name	of Units	2014	2014	2015	2015	2015	2015	2016	2016
MF Properties
Eagle Village [1]	511	69%	68%	68%	62%	97%	90%	90%	77%
Northern View (f/k/a Meadow view) [2]	281	98%	85%	77%	57%	91%	90%	90%	78%
Residences at DeCordova	110	95%	94%	95%	96%	98%	96%	96%	95%
Residences at Weatherford	76	100%	97%	100%	99%	97%	100%	100%	100%
Suites at Paseo 1 & 3	394	89%	90%	78%	62%	98%	89%	89%	84%
The 50/50 MF Property [1]	475	99%	96%	99%	97%	100%	99%	99%	97%
	1,847

[1]	Student housing facility - number of units equals number of beds. Occupancy is lower in the summer months.
[2]	Northern View transitioned from a multifamily housing facility to a student housing facility
[3]

In September 2015, the owner of the Suites on Paseo property and the Partnership mutually agreed to exchange the deed for the Suites on Paseo property, a California property, in exchange for the par value Series A and B mortgage revenue bonds plus accrued interest.

18